Exhibit T3E.2

Dear Creditor,

As part of the Joint Prepackaged Chapter 11 Plan of Reorganization (the “Plan”) of Tidewater Inc. and Its Affiliated Debtors (collectively, “Tidewater”), there will be a conversion of a substantial amount of Tidewater debt held by General Unsecured Creditors, as defined in the Plan, into equity in a newly restructured Tidewater. This letter sets forth certain deadlines that affect the conversion of equity and the amount of Tidewater shares that a General Unsecured Creditor may ultimately receive. Please read this letter carefully, and then complete and timely submit the enclosed forms in accordance with the instructions herein. Otherwise, your rights may be affected.

Tidewater currently owns and operates U.S.-flag vessels in the U.S. coastwise trade, which includes the transportation of cargo and passengers between points in the United States. As a result, Tidewater is subject to U.S. cabotage laws that are commonly called the “Jones Act,” which impose certain restrictions on the ownership and operation of vessels in the U.S. coastwise trade.

In general, the Jones Act requires that a U.S.-flag vessel engaged in the U.S. coastwise trade must be owned and operated by a U.S.-organized company that is controlled and at least seventy-five percent (75%) owned by citizens of the United States within the meaning of 46 U.S.C. § 50501(a), (b) and (d) and related regulations (such a person is referred to herein as a “Coastwise Citizen”). This requirement for control and seventy-five percent (75%) ownership by Coastwise Citizens extends up through the various tiers of the corporate chain to all levels of direct and indirect ownership of the company that owns the vessel.

Accordingly, as part of the debt restructuring under the Plan, Tidewater must issue a sufficient number of Tidewater shares to General Unsecured Creditors who are Coastwise Citizens so that Tidewater remains a Coastwise Citizen. Otherwise, Tidewater will be prohibited from owning and operating its U.S.-flag vessels in the U.S. coastwise trade during any period of non-compliance. In addition, Tidewater could be subject to fines and its U.S.-flag vessels could be subject to seizure and forfeiture for violations of the Jones Act and the related U.S. vessel documentation laws.

To ensure that Tidewater remains a Coastwise Citizen following the debt restructuring, we have prepared a document titled “U.S. Citizen Certification” for General Unsecured Creditors to complete and submit to Tidewater so that Tidewater can use it in connection with its citizenship review. The U.S. Citizen Certification also asks for General Unsecured Creditors to review, complete, and submit a U.S. Citizenship Questionnaire or other documentation containing substantially equivalent information (all such documents, the “Citizenship Documentation”). Both the U.S. Citizen Certification and the U.S. Citizenship Questionnaire are attached. The U.S. Citizenship Questionnaire explains in further detail the citizenship requirements for various types of entities to be Coastwise Citizens, and we refer you to that document for further information on such requirements.

Please review, complete and submit the U.S. Citizen Certification and the Citizenship Documentation to Tidewater’s counsel, William C. Baldwin of Jones Walker LLP at wbaldwin@joneswalker.com. Please also provide an originally executed U.S. Citizen Certification and the Citizenship Documentation to Tidewater’s counsel at the following address:

William C. Baldwin

Jones Walker LLP

201 St. Charles Ave., Suite 4800

New Orleans, LA 70170

The deadline for a General Unsecured Creditor to complete and submit the U.S. Citizen Certification and the Citizenship Documentation is two (2) business days after the U.S. Bankruptcy Court for the District of Delaware enters the Confirmation Order for the Plan (such deadline is hereafter referred to as the “Certification Deadline”). If a General Unsecured Creditor fails to submit a U.S. Citizen Certification and the Citizenship Documentation to Tidewater by the Certification Deadline or advises Tidewater that it is not a Coastwise Citizen, such General Unsecured Creditor will be treated as a Non-U.S. Citizen under the Plan, which in turn will affect such General Unsecured Creditor’s eligibility for receipt of shares of the reorganized Tidewater. Please note that if a General Unsecured Creditor is not a Coastwise Citizen, it is not required to submit any forms to Tidewater or its counsel, but Tidewater encourages such General Unsecured Creditor to advise Tidewater of that status by completing and returning the last part of the U.S. Citizenship Questionnaire.

Under the Plan, Tidewater has the right to review the U.S. Citizen Certification and any other documentation or information submitted by a General Unsecured Creditor to determine whether the Creditor and/or Tidewater are Coastwise Citizens. Tidewater also has the right to contact any General Unsecured Creditor who submits a U.S. Citizen Certification with respect to questions that Tidewater or its counsel may have concerning the U.S. Citizen Certification and the Citizenship Documentation and to request such additional documents and other information that may be reasonably requested by Tidewater or its counsel.

Please note that (1) the information provided in the U.S. Citizen Certification and in the Citizenship Documentation may be used and relied upon by Tidewater for certifications to the U.S. Coast Guard that Tidewater and, if applicable, a General Unsecured Creditor are Coastwise Citizens and (2) Tidewater may present U.S. Citizen Certification and the Citizenship Documentation to the U.S. Coast Guard in order to provide proof to the U.S. Coast Guard that Tidewater and/or the Creditor are U.S. Citizens.

2

Finally, please note that Tidewater and its counsel will treat the U.S. Citizen Certification and the Citizenship Documentation, as confidential and will limit the distribution of such documents and information to Tidewater’s personnel and counsel that have a need to know of the contents thereof and to the U.S. Coast Guard as may be necessary.

TIDEWATER INC.
(for itself and on behalf of its affiliates as Debtors and Debtors in Possession)

Name:	[●]
Title:	[●]

3

U.S. CITIZEN CERTIFICATION

The undersigned authorized representative of                                          (the “Creditor”), executes this U.S. Citizen Certification (the “Certification”) and hereby certifies to Tidewater Inc. and its affiliated companies and subsidiaries that operate or directly or indirectly own U.S.-flag vessels in the U.S. coastwise trade (collectively, “Tidewater”), that (a) to the best of his or her knowledge, information and belief, all of the information and statements set forth in the U.S. Citizenship Questionnaire(s) and/or other documents attached hereto as Exhibit A (collectively, the “Citizenship Documentation”) remain true, correct and complete in all material respects as of the date hereof, (b) the Creditor reviewed, or the undersigned representative caused a review of, the books and records of the Creditor, and the Creditor made, or the undersigned representative caused to be made, appropriate inquiries to prepare the Citizenship Documentation, and (c) to the best of his or her knowledge, information and belief, based on the Citizenship Documentation, such review and inquiries to prepare the Citizenship Documentation, and advice of counsel, if applicable, the Creditor satisfies the requirements to be a citizen of the United States within the meaning of 46 U.S.C. § 50501(a), (b) and (d) and related regulations with respect to the ownership and operation of U.S.-flag vessels in the U.S. coastwise trade (a “U.S. Citizen”).

The Creditor understands and agrees that Tidewater may use and rely upon the information provided in this Certification and in the Citizenship Documentation to determine whether the Creditor and Tidewater satisfy the requirements to be U.S. Citizens. In addition, the Creditor understands and agrees that (1) the information provided in this Certification and in the Citizenship Documentation may be used and relied upon by Tidewater for certifications to the U.S. Coast Guard that Tidewater and, if applicable, the Creditor are U.S. Citizens and (2) Tidewater may present this Certification and the Citizenship Documentation to the U.S. Coast Guard in order to provide proof to the U.S. Coast Guard that Tidewater and/or the Creditor are U.S. Citizens.

The Creditor agrees that until the Effective Date (as defined in the Joint Prepackaged Chapter 11 Plan of Reorganization of Tidewater Inc. and Its Affiliated Debtors to be confirmed by the U.S. Bankruptcy Court for the District of Delaware (the “Plan”)), the Creditor will, or the undersigned representative will cause the Creditor to, monitor using reasonable efforts the status of the Creditor as a U.S. Citizen and the accuracy of the information and statements set forth in this Certification and the Citizenship Documentation. The Creditor, or the undersigned representative, further agrees to advise Tidewater as soon as practicable by email to Tidewater’s counsel, William C. Baldwin of Jones Walker LLP at wbaldwin@joneswalker.com, if any of the following occur prior to the Effective Date: (1) any material changes in any of the information and statements set forth in this Certification and the Citizenship Documentation if such changes come to the undersigned’s attention; (2) any change in the status of the Creditor as a U.S. Citizen if such change comes to the undersigned’s attention; and (3) any assignments, transfers or other dispositions of the General Unsecured Claims (as defined in the Plan) of the Creditor or its rights to distributions in respect thereof that occur prior to the Effective Date.

By executing this Certification, the undersigned acknowledges and agrees that Tidewater or its counsel may contact the Creditor with respect to this Certification and/or the Citizenship Documentation, and that Creditor’s failure to timely provide such additional documents and other information that may be reasonably requested by Tidewater or its counsel as reasonable proof confirming that the Creditor is a U.S. Citizen may result in the Creditor being treated as a Non-U.S. Citizen (as defined in the Plan) under the Plan.

The Creditor hereby authorizes Tidewater or its counsel to contact the following counsel, if any, who is advising the Creditor with respect to this Certification and the Citizenship Documentation (enter “N/A” if not applicable) with respect to questions that Tidewater or its counsel may have concerning this Certification and the Citizenship Documentation and to request such additional documents and other information that may be reasonably requested by Tidewater or its counsel under the preceding paragraph:

Lawyer’s Name(s):

Law Firm:

Telephone Number:

Email Address:

IN WITNESS WHEREOF, a duly authorized representative of the Creditor has executed this U.S. Citizen Certification as of             , 2017.

[Name of Creditor]

By:

Name:
Title:
Telephone Number:
Email Address:

EXHIBIT A

U.S. Citizenship Documentation

U.S. CITIZENSHIP QUESTIONNAIRE

FOR

GENERAL UNSECURED CREDITORS OF TIDEWATER INC.1

Summary of Citizenship Requirements

For purposes of the Jones Act, a natural person is considered to be a Coastwise Citizen if he or she was born in the United States, born abroad to parents who are citizens of the United States, was naturalized as a citizen of the United States, was naturalized as a citizen of the United States during minority through the naturalization of a parent, or became a citizen of the United States as otherwise authorized by law. Please note that permanent residents (“green-card holders”) are not Coastwise Citizens.

Below are summaries of the general requirements for corporations, partnerships, limited liability companies, associations, and trusts to be Coastwise Citizens, which are intended as background for the requested information and will assist the Noteholders in identifying entities that are clearly not Coastwise Citizens (e.g., an entity formed under the laws of another country).

Please note that because the types of entities covered by the statutes and regulations concerning citizenship are somewhat limited, the citizenship requirements as interpreted and applied by the U.S. Coast Guard and the U.S. Maritime Administration are dependent on the facts and circumstances of the specific entity, particularly if it is not a corporation or partnership, and their interpretation can, therefore, be somewhat subjective.

Corporations. A corporation qualifies as a Coastwise Citizen if it meets the following criteria:

(1)	the corporation is incorporated under the laws of the United States or the laws of any state of the United States, the District of Columbia, Guam, Puerto Rico, the Virgin Islands, American Samoa, the Northern Mariana Islands and any other territory or possession of the United States (each a “State”);

(2)	the chairman of the board of directors and the chief executive officer (by whatever title) of the corporation are Coastwise Citizens, and all other officers of the corporation and other persons authorized to act in their absence or disability are Coastwise Citizens;

(3)	no more of the directors of the corporation than a minority of the number necessary to constitute a quorum of the board of directors are non-Coastwise Citizens; and

(4)	at least 75% of each class or series of the stock and the voting power in the corporation are owned and controlled by Coastwise Citizens.

[1]	This U.S. Citizenship Questionnaire is modeled off and borrowed extensively from a questionnaire prepared by Blank Rome LLP. If you have any questions regarding the Questionnaire, please contact Tidewater Inc.’s counsel, William C. Baldwin of Jones Walker LLP, by email at wbaldwin@joneswalker.com or by telephone at 504-582-8315.

Partnerships. A partnership qualifies as a Coastwise Citizen if it meets the following criteria:

(1)	the partnership is formed under the laws of the United States or of any State;

(2)	all of the general partners of the partnership are Coastwise Citizens;

(3)	to the extent that a person acts as the partnership’s chief executive officer (by whatever title), that person is a Coastwise Citizen, and all other officers of the partnership and other persons authorized to act in such person’s absence or disability are Coastwise Citizens; and

(4)	at least 75% of each class or series of the equity interest and the voting power in the partnership is owned and controlled by Coastwise Citizens.

Limited Liability Companies. There are no explicit statutory or regulatory provisions that address the Coastwise Citizenship requirements for a limited liability company (“LLC”) as the citizenship regulations of the U.S. Coast Guard and the U.S. Maritime Administration have not been updated to reflect the relatively recent emergence of the LLC as a form of entity. However, the U.S. Coast Guard has developed a policy that the citizenship requirements applicable to corporations will apply to a manager-managed LLC and that the citizenship requirements applicable to general partnerships will apply to a member-managed LLC.

Hence, a manager-managed LLC qualifies as a Coastwise Citizen if it meets the following criteria:

(1)	the LLC is formed under the laws of the United States or of any State;

(2)	the members of the LLC have delegated total management authority and control over and responsibility for the LLC to a single manager or a board of directors or managers (or equivalent management committee or supervisory or governing body);

(3)	no more of the directors or managers (or equivalent management committee or supervisory or governing body) of the LLC are non-Coastwise Citizens than a minority of the number necessary to constitute a quorum of that body;

(4)	the chairman of the board of directors or managers (or equivalent management committee or supervisory or governing body) and the chief executive officer (by whatever title) of the LLC, and all other officers of the LLC and other persons authorized to act in their absence or disability are Coastwise Citizens; and

(5)	at least 75% of each class or series of the LLC interests or units and the voting power in the LLC are owned and controlled by Coastwise Citizens.

A member-managed LLC qualifies as a Coastwise Citizen if it meets the following criteria:

(1)	the LLC is formed under the laws of the United States or of any State;

(2)	each member of the LLC is a Coastwise Citizen;

(3)	To the extent that a member-managed LLC has officers, the chief executive officer, by whatever title, of the LLC is a Coastwise Citizen, and all other officers and other persons authorized to act in the absence or disability of such person are Coastwise Citizens; and

(4)	at least 75% of each class or series of the LLC interests or units and the voting power in the LLC are owned and controlled by Coastwise Citizens.

Trusts. A trust qualifies as a Coastwise Citizen if it meets the following criteria:

(1)	the trust is formed under the laws of the United States or of any State;

(2)	all of the trustees of the trust are Coastwise Citizens;

(3)	to the extent appointed, the chairman of the board of directors (or equivalent management committee or supervisory or governing body) and the chief executive officer (by whatever title) of the trust are Coastwise Citizens, and all other officers of the trust and other persons authorized to act in their absence or disability are Coastwise Citizens;

(4)	to the extent appointed, no more of the directors (or equivalent management committee or supervisory or governing body) of the trust are non-Coastwise Citizens than a minority of the number necessary to constitute a quorum of that body;

(5)	all beneficiaries with an enforceable interest in the trust are Coastwise Citizens; and

(6)	at least 75% of the equity interest in the trust is owned and controlled by Coastwise Citizens.

Associations. An association qualifies as a Coastwise Citizen if it meets the following criteria:

(1)	the association is formed under the laws of the United States or of any State;

(2)	all of the members of the association are Coastwise Citizens;

(3)	to the extent appointed, the chairman of the board of directors (or equivalent management committee or supervisory or governing body) and the chief executive officer (by whatever title) of the association are Coastwise Citizens, and all other officers of the association and other persons authorized to act in their absence or disability are Coastwise Citizens;

(4)	to the extent appointed, no more of the directors (or equivalent management committee or supervisory or governing body) of the association are non-Coastwise Citizens than a minority of the number necessary to constitute a quorum of that body; and

(5)	at least 75% of the interest and voting power in the association are owned and controlled by Coastwise Citizens.

General Citizenship Requirements. The following general rules apply to all types of entities:

(1)	The 75% or more interest in an entity held by Coastwise Citizens must be, among other things, vested in Coastwise Citizens free from any trust or fiduciary obligation in favor of a person who is not a Coastwise Citizen.

(2)	There must be no contract or understanding by which more than 25% of the voting power in the entity may be exercised, directly or indirectly, on behalf of a person who is not a Coastwise Citizen.

(3)	There must be no other means by which control of more than 25% of any interest in the entity is given to or permitted to be exercised by a person who is not a Coastwise Citizen.

(4)	The requirement for control and at least 75% ownership by Coastwise Citizens extends up through the various tiers to all levels of direct and indirect ownership in the entity. Hence, each entity in the chain of ownership, at each tier of ownership, of the underlying entity must meet the Coastwise Citizen test applicable to such entity in order for it to be counted toward the 75% requirement for that particular tier in the chain of ownership of the underlying entity.

Methods of Establishing Coastwise Citizenship

General. In terms of how an entity with multiple equity owners determines whether it satisfies the requirements to be a Coastwise Citizen, it is necessary to drill through the chain of ownership and determine at each tier whether there is a sufficient amount of equity ownership by natural persons or entities that satisfy the applicable test to be Coastwise Citizens. In other words, it is necessary to determine whether at least 75% of each or series of the equity or other interests in the entity are owned and controlled by natural persons or other entities that separately satisfy the requirements to be Coastwise Citizens.

Please note that it is not permitted to aggregate the equity interests owned by Coastwise Citizens in different owners in the chain of ownership to satisfy the 75% requirement for the underlying entity.

If an entity has less than 30 equity owners, it is necessary to collect information concerning the owners that will show that the Coastwise Citizenship requirements applicable to those owners are satisfied. As part of this information-gathering process, each owner (or at least the owners believed to be Coastwise Citizens) should provide information that can be analyzed to determine whether that owner satisfies the Coastwise Citizenship test applicable to it and may be counted toward the 75% requirement for the entity in which it owns an interest. This process may, of course, be used for entities that have more than 30 equity owners.

Fair Inference Rule. If an entity has more than 30 equity owners, it is possible to use the so-called “fair inference” rule developed by the U.S. Maritime Administration, which has jurisdiction over, among other things, certain maritime subsidy programs and requires the filing of citizenship affidavits in which citizenship must be proven with specific information. Although the fair inference rule has not been formally accepted by the U.S. Coast Guard (which relies on general self-certifications of the shipowner and requires proof of citizenship only if there is a dispute as to citizenship), compliance with the rule generally provides comfort that an entity satisfies the Coastwise Citizenship test and provides a good faith basis to make certifications to the U.S. Coast Guard with respect to the documentation of vessels with coastwise endorsements.

Under the fair inference rule, if at least 95% of the shares of each class or series of equity securities of an entity are shown to be owned by persons with registered addresses within the United States, the entity may rely on that information to prove to the U.S. Maritime Administration that ownership of at least 75% of the equity securities in that entity is vested in Coastwise Citizens. When using the fair inference rule, if a person owns 5% or more of a class or series of equity securities in the entity, that person’s citizenship must be proven separately. Hence, owners of 5% or more are typically asked to provide information so that their citizenship can be analyzed to determine whether they satisfy the Coastwise Citizenship test.

The fair inference rule cannot be used where other evidence indicates that more than 25% of the equity securities is actually owned by non-Coastwise Citizens. In addition, the fair inference rule cannot be used if there is a single owner of 5% or more of the equity securities that is a non-Coastwise Citizen.

COMPLETION

OF

U.S. CITIZENSHIP QUESTIONNAIRE

If the undersigned is:

a corporation,	please complete Part I

a limited liability company,	please complete Part II

a general or limited partnership,	please complete Part III

a trust,	please complete Part IV

a pension or benefit plan,	please complete Part V

a foundation,	please complete Part VI

a mutual insurance company,	please complete Part VII

a non-Coastwise Citizen, or	please complete Part VIII

none of the above,	please contact Tidewater Inc.’s counsel[2]

Please note that only the completed portion of this Questionnaire that is applicable to the undersigned’s type of entity is required to be submitted.

[2]	Tidewater Inc.’s counsel, William C. Baldwin of Jones Walker LLP, may be contacted by email at wbaldwin@joneswalker.com or by telephone at 504-582-8315.

PART I – CORPORATION

PART I – CORPORATION

A.	General Information

Name of Corporation:	(the “Corporation”)

State where Incorporated:

Address:

E-mail for Point of Contact:

B.	Officers, Directors, and Other Controlling Persons

1. Please provide the names, titles, and citizenship of (a) the Chairman of the Board of Directors, the Chief Executive Officer (by whatever title), and all other officers of the Corporation (e.g., the President or Vice President) and other persons who are authorized to act in the absence or disability of the Chairman or the Chief Executive Officer, (b) the Directors, and (c) any other persons (other than stockholders) with control over the Corporation:

Name*	Title	Citizenship

PART I – CORPORATION

Name*	Title	Citizenship

*	Note: If any of the officers, directors, or other persons with control over the Corporation is a legal entity, please provide a completed Questionnaire from such entity.

2. Please provide the number of directors necessary to constitute a quorum for a meeting of the Board of Directors of the Corporation:

C.	Information as to Ownership

Please provide the following information regarding each class or series of stock:

Class or Series of Stock	Number of Shares Issued and Outstanding	Number of Stockholders	Number of Stockholders Who Own 5% or More of Stock*	Description of Voting Rights

*

Note: If any stockholder owns 5% or more of any class or series of stock, please provide a completed Questionnaire from such stockholder; provided, however, if the shares of the Corporation are publicly traded, please provide the most recent reports on Schedules 13D or

PART I – CORPORATION

13G and on Form 13F (if applicable) filed by such stockholder with the Securities and Exchange Commission so that a determination can be made whether a Questionnaire from such stockholder is required.

D.	Citizenship of Stockholders

1. If the Corporation has less than 30 stockholders, please complete the following table for each class or series of stock (if the Corporation has more than 30 stockholders, please skip this item and proceed to item D.2. below):

Class or Series of Stock	Name of Stockholder*	Number of Shares	Percent of Class or Series	Citizenship

*	Note: If the Corporation has less than 30 stockholders and any stockholder is a legal entity, please provide a completed Questionnaire from such stockholder.

PART I – CORPORATION

2. If the Corporation has 30 or more stockholders, please complete the following table for each class or series of stock:

Class or Series of Stock	Number of Stockholders with Registered Addresses in the United States	Number of Shares Held by Stockholders with Registered Addresses in the United States	Percentage of Shares Held by Stockholders with Registered Addresses in the United States

E.	Information concerning Control over the Corporation

1.	Please advise whether there is any contract or understanding through which it is arranged that more than 25% of the voting power of the Corporation may be exercised, directly or indirectly, on behalf of any person who is not a Coastwise Citizen:

2.	Please advise whether there is any means whatsoever by which any interest in excess of 25% in the Corporation is conferred upon or permitted to be exercised by any person who is not a Coastwise Citizen:

3.	Please advise whether there is any trust or fiduciary obligation in favor of any person not a Coastwise Citizen with respect to more than 25% of the stock:

4.	Please advise whether the Corporation has delegated authority to another entity through an investment advisor, investment management or similar agreement to take all actions in connection with the Corporation’s entry into financial investments and in connection with the administration, management, servicing, modification, work out, or enforcement of all such investments owned by the Corporation: If yes, please provide a completed Questionnaire from such investment advisor or investment manager.

PART I – CORPORATION

F.	Certification

The Corporation certifies that the information contained in this Questionnaire is true, correct and complete to the best of its knowledge, information, and belief as of             , 20    .

The Corporation agrees to advise Tidewater or its counsel of any changes in the information provided in this Questionnaire.

IN WITNESS WHEREOF, the Corporation has executed this U.S. Citizenship Questionnaire on             , 20    .

Name of Corporation

By:

Name:

Title:

PART II – LIMITED LIABILITY COMPANY

PART II – LIMITED LIABILITY COMPANY

A.	General Information

Name of Limited Liability Company:	(the “LLC”)

State where Formed:

Address:

E-mail for Point of Contact:

B.	Board Members, Managers, Officers, and Other Controlling Persons

1.	Please indicate how the LLC is managed: (Check One)

☐	(a)	Managed by Member(s)
☐	(b)	Managed by Manager(s)
☐	(c)	Managed by Board of Managers
☐	(d)	Managed by Board of Directors
☐	(e)	Managed by Management Committee
☐	(f)	Other

2.	Please provide the names, titles, and citizenship of (a) any managing members, (b) any managers, (c) any members of a Board of Managers, Board of Directors, Management Committee, or other governing body, (d) the Chairman of the Board of Managers, Board of Directors, Management Committee, or other governing body, (e) the Chief Executive Officer (by whatever title), (f) all other officers of the LLC (e.g., the President or Vice President) and other persons who are authorized to act in the absence or disability of the Chairman or the Chief Executive Officer, and (g) any other persons with control (other than members) over the LLC:

Name*	Title	Citizenship

PART II – LIMITED LIABILITY COMPANY

Name*	Title	Citizenship

*	Note: If any of the Board members, managers, officers, or other persons with control over the LLC is a legal entity, please provide a completed Questionnaire from such entity.

3. Please provide the number of managers, members of Board of Managers, Board of Directors or Management Committee, or equivalent persons necessary to constitute a quorum for a meeting of the supervisory or governing body of the LLC:

C.	Information as to Ownership

Please provide the following information regarding each class or series of LLC interests or units:

Class or Series of LLC Interests or Units	Number of LLC Interests or Units Issued and Outstanding	Number of Members	Number of Members Who Own 5% or More of the LLC Interests or Units*	Description of Voting Rights

PART II – LIMITED LIABILITY COMPANY

*	Note: If any member of the LLC owns 5% or more of any class or series of LLC interests or units, please provide a completed Questionnaire from such member; provided, however, if the LLC interests or units of the LLC are publicly traded, please provide the most recent reports on Schedules 13D or 13G and on Form 13F (if applicable) filed by such member with the Securities and Exchange Commission so that a determination can be made whether a Questionnaire from such member is required.

D.	Citizenship of Members

1. If the LLC has less than 30 members, please complete the following table for each class or series of LLC interests or units (if LLC has more than 30 members, please skip this item and proceed to item D.2. below):

Class or Series of LLC Interests or Units	Name of Member*	Number of LLC Interests or Units	Percent of Class or Series of LLC Interests or Units	Citizenship

PART II – LIMITED LIABILITY COMPANY

Class or Series of LLC Interests or Units	Name of Member*	Number of LLC Interests or Units	Percent of Class or Series of LLC Interests or Units	Citizenship

*	Note: If the LLC has less than 30 members and any member is a legal entity, please provide a completed Questionnaire from such member.

2. If the LLC has 30 or more members, please complete the following table for each class or series of LLC interests or units:

Class or Series of LLC Interests or Units	Number of Members with Registered Addresses in the United States	Number of LLC Interests or Units Held by Members With Registered Addresses in the United States	Percentage of LLC Interests or Units Held by Members with Registered Addresses in the United States

PART II – LIMITED LIABILITY COMPANY

E.	Information concerning Control over the LLC

1.	Please advise whether there is any contract or understanding through which it is arranged that more than 25% of the voting power of the LLC may be exercised, directly or indirectly, on behalf of any person who is not a Coastwise Citizen:

2.	Please advise whether there is any means whatsoever by which any interest in excess of 25% in the LLC is conferred upon or permitted to be exercised by any person who is not a Coastwise Citizen:

3.	Please advise whether there is any trust or fiduciary obligation in favor of any person not a Coastwise Citizen with respect to more than 25% of the LLC interests or units:

4.	Please advise whether the LLC has delegated authority to another entity through an investment advisor, investment management or similar agreement to take all actions in connection with the LLC’s entry into financial investments and in connection with the administration, management, servicing, modification, work out, or enforcement of all such investments owned by the LLC: If yes, please provide a completed Questionnaire from such investment advisor or investment manager.

F.	Certification

The LLC certifies that the information contained in this Questionnaire is true, correct and complete to the best of its knowledge, information, and belief as of             , 20    .

The LLC agrees to advise Tidewater or its counsel of any changes in the information provided in this Questionnaire.

IN WITNESS WHEREOF, the LLC has executed this U.S. Citizenship Questionnaire on             , 20    .

Name of LLC

By:

Name:

Title:

PART III – PARTNERSHIP

PART III - PARTNERSHIP

A.	General Information

Name of Partnership:		(the “Partnership”)

Type of Partnership: (Check One)	☐ General / ☐ Limited

State of Formation:

Address:

E-mail for Point of Contact:

B.	General Partners and Other Controlling Persons

1. Please provide the names, titles, and citizenship of the general partners and other persons with control over the Partnership:

Name*	Title	Percentage of Partnership Interests or Units Owned	Citizenship

*	Note: If any of the general partners or other persons with control over the Partnership is a legal entity, please provide a completed Questionnaire from such entity.

PART III – PARTNERSHIP

2. If applicable, please provide the number of general partners or persons with control necessary to constitute a quorum for a meeting of the supervisory or governing body of the Partnership:

C.	Information as to Ownership

Please provide the following information regarding each type of partnership interests or units:

Type of Partnership Interests or Units	Number of Partnership Interests or Units Outstanding	Number of Partners	Number of Partners Who Own 5% or More of the Partnership Interests or Units*	Description of Voting Rights

*	Note: If any partner owns 5% or more of any class or series of the partnership interests or units, please provide a completed Questionnaire from such partner; provided, however, if the partnership interests or units of the Partnership are publicly traded, please provide the most recent reports on Schedules 13D or 13G and on Form 13F (if applicable) filed by such partner with the Securities and Exchange Commission so that a determination can be made whether a Questionnaire from such partner is required.

PART III – PARTNERSHIP

D.	Citizenship of Limited Partners

1. If the Partnership has less than 30 limited partners, please complete the following table for each type of partnership interests or units (if the Partnership has more than 30 limited partners, please skip this item and proceed to item D.2. below):

Type of Partnership Interests or Units	Name of Limited Partner*	Number of Partnership Interests or Units	Percent of Total Partnership Interests or Units	Citizenship

*	Note: If the Partnership has less than 30 limited partners and any limited partner is a legal entity, please provide a completed Questionnaire from such limited partner.

PART III – PARTNERSHIP

2. If the Partnership has 30 or more limited partners, please complete the following table for each type of partnership interests or units:

Type of Partnership Interests or Units	Number of Limited Partners with Registered Addresses in the United States	Number of Partnership Interests or Units Held by Limited Partners with Registered Addresses in the United States	Percentage of Partnership Interests or Units Owned by Limited Partners with Registered Addresses in the United States

E.	Information concerning Control over the Partnership

1.	Please advise whether there is any contract or understanding through which it is arranged that more than 25% of the voting power of the Partnership may be exercised, directly or indirectly, on behalf of any person who is not a Coastwise Citizen:

2.	Please advise whether there is any means whatsoever by which any interest in excess of 25% in the Partnership is conferred upon or permitted to be exercised by any person who is not a Coastwise Citizen:

3.	Please advise whether there is any trust or fiduciary obligation in favor of any person not a Coastwise Citizen with respect to more than 25% of the partnership interests or units:

4.	Please advise whether the Partnership has delegated authority to another entity through an investment advisor, investment management or similar agreement to take all actions in connection with the Partnership’s entry into financial investments and in connection with the administration, management, servicing, modification, work out, or enforcement of all such investments owned by the Partnership: If yes, please provide a completed Questionnaire from such investment advisor or investment manager.

PART III – PARTNERSHIP

F.	Certification

The Partnership certifies that the information contained in this Questionnaire is true, correct and complete to the best of its knowledge, information, and belief as of             , 20    .

The Partnership agrees to advise Tidewater or its counsel of any changes in the information provided in this Questionnaire.

IN WITNESS WHEREOF, the Partnership has executed this U.S. Citizenship Questionnaire on             , 20    .

Name of Partnership

By:

Name:

Title:

PART IV – TRUST

PART IV - TRUST

A.	General Information

Name of Trust:	(the “Trust”)

State in which Organized:

Address:

E-mail for Point of Contact:

B.	Trustees, Fiduciaries, Directors, Officers, and Other Controlling Persons

1. Please provide the names, titles, and citizenship of all trustees, fiduciaries, directors, officers, or other persons with control over the Trust:

Name*	Title	Citizenship

*	Note: If any of the trustees, fiduciaries, directors, officers, or other persons with control over the Trust is a legal entity, please provide a completed Questionnaire from such entity.

2. If applicable, please provide the number of trustees, fiduciaries, directors, officers, or other persons necessary to constitute quorum for a meeting of any supervisory or governing body of the Trust:

PART IV – TRUST

C.	Information as to the Beneficiaries of the Trust

Please provide the following information regarding each class or series of shares, interests or units in the Trust owned by beneficiaries of the Trust:

Class or Series of Shares, Interests or Units	Number of Shares, Interests or Units Issued and Outstanding	Number of Beneficiaries	Number of Beneficiaries Who Own 5% or More of the Shares, Interests or Units*	Description of Voting Rights

*	Note: If any beneficiary of the Trust owns 5% or more of any class or series of shares, interests or units in the Trust, please provide a completed Questionnaire from such beneficiary; provided, however, if the shares, interests or units in the Trust are publicly traded, please provide the most recent reports on Schedules 13D or 13G and on Form 13F (if applicable) filed by such beneficiary with the Securities and Exchange Commission so that a determination can be made whether a Questionnaire from such beneficiary is required.

D.	Citizenship of Beneficiaries

1. If the Trust has less than 30 beneficiaries, please complete the following table for each class or series of shares, interests or units (if the Trust has more than 30 beneficiaries, please skip this item and proceed to item D.2. below):

Class or Series of Shares, Interests or Units	Name of Beneficiary*	Number of Shares, Interests or Units	Percent of Class or Series of Shares, Interests or Units	Citizenship

PART IV – TRUST

Class or Series of Shares, Interests or Units	Name of Beneficiary*	Number of Shares, Interests or Units	Percent of Class or Series of Shares, Interests or Units	Citizenship

*	Note: If the Trust has less than 30 beneficiaries and any beneficiary is a legal entity, please provide completed a Questionnaire from such beneficiary.

2. If the Trust has 30 or more beneficiaries, please complete the following table for each class or series of shares, interests or units:

Class or Series of Shares, Interests or Units	Number of Beneficiaries with Registered Addresses in the United States	Number of Shares, Interests or Units Held by Beneficiaries with Registered Addresses in the United States	Percentage of Shares, Interests or Units Held by Beneficiaries with Registered Addresses in the United States

PART IV – TRUST

E.	Information concerning Control over the Trust

1.	Please advise whether there is any contract or understanding through which it is arranged that more than 25% of the interests held by the beneficiaries in the Trust may be exercised, directly or indirectly, on behalf of any person who is not a Coastwise Citizen:

2.	Please advise whether there is any means whatsoever by which any interest in excess of 25% in the Trust is conferred upon or permitted to be exercised by any person who is not a Coastwise Citizen:

3.	Please advise whether there is any trust or fiduciary obligation in favor of any person not a Coastwise Citizen with respect to more than 25% of the interests held by the beneficiaries in the Trust:

4.	Please advise whether the Trust has delegated authority to another entity through an investment advisor, investment management or similar agreement to take all actions in connection with the Trust’s entry into financial investments and in connection with the administration, management, servicing, modification, work out, or enforcement of all such investments owned by the Trust: If yes, please provide a completed Questionnaire from such investment advisor or investment manager.

F.	Certification

The Trust certifies that the information contained in this Questionnaire is true, correct and complete to the best of its knowledge, information, and belief as of            , 20    .

The Trust agrees to advise Tidewater or its counsel of any changes in the information provided in this Questionnaire.

IN WITNESS WHEREOF, the Trust has executed this U.S. Citizenship Questionnaire on            , 20    .

Name of Trust

By:

Name:

Title:

PART V – PENSION OR BENEFIT PLAN

PART V – PENSION OR BENEFIT PLAN

A.	General Information

Name of Pension or Benefit Plan:	(the “Plan”)

Type of Organization:

State Where Organized:

Address:

E-mail for Point of Contact:

B.	Trustees, Fiduciaries, Directors, Officers, and Other Controlling Persons

1. Please provide the names, titles, and citizenship of all trustees, fiduciaries, directors, officers, or other persons with control over the Plan:

Name*	Title	Citizenship

*	Note: If any of the trustees, fiduciaries, directors, officers, or other persons with control over the Plan is a legal entity, please provide a completed Questionnaire from such entity.

PART V – PENSION OR BENEFIT PLAN

2. If applicable, please provide the number of trustees, fiduciaries, directors, officers, or other persons necessary to constitute quorum for a meeting of any supervisory or governing body of the Plan:

C.	Information as to Plan Participants

1. Please indicate who is eligible to participate in the Plan:

2. Please provide the following information regarding each type of interest or unit in the Plan:

Type of Interests or Units in the Plan	Number of Interests or Units Outstanding in the Plan	Number of Participants in the Plan	Number of Participants Who Own 5% or More of the Interests or Units in the Plan*	Description of Voting Rights

*	Note: If any participant has 5% or more of the interests or units in the Plan, please provide a completed Questionnaire from such participant.

PART V – PENSION OR BENEFIT PLAN

D.	Citizenship of Participants

1. If the Plan has less than 30 participants, please complete the following table for each type of interest or unit in the Plan (if the Plan has more than 30 participants, please skip this item and proceed to item D.2. below):

Type of Interests or Units	Name of Participant*	Number of Interests or Units in the Plan	Percent of Total Interests or Units in the Plan	Citizenship

*	Note: If the Plan has less than 30 participants and any participant is a legal entity, please provide a completed Questionnaire from such participant.

PART V – PENSION OR BENEFIT PLAN

2. If the Plan has 30 or more participants, please complete the following table for each type of interests or units in the Plan:

Type of Interests or Units in the Plan	Number of Participants with Registered Addresses in the United States	Number of Interests or Units held by Participants with Registered Addresses in the United States	Percentage of Interests or Units held by Participants with Registered Addresses in the United States

E.	Information concerning Control over the Plan

1.	Please advise whether there is any contract or understanding through which it is arranged that more than 25% of the voting power of the Plan may be exercised, directly or indirectly, on behalf of any person who is not a Coastwise Citizen:

2.	Please advise whether there is any means whatsoever by which any interest in excess of 25% in the Plan is conferred upon or permitted to be exercised by any person who is not a Coastwise Citizen:

3.	Please advise whether there is any trust or fiduciary obligation in favor of any person not a Coastwise Citizen over more than 25% of the interests in the Plan:

4.	Please advise whether the Plan has delegated authority to another entity through an investment advisor, investment management or similar agreement to take all actions in connection with the Plan’s entry into financial investments and in connection with the administration, management, servicing, modification, work out, or enforcement of all such investments owned by the Plan: If yes, please provide a completed Questionnaire from such investment advisor or investment manager.

PART V – PENSION OR BENEFIT PLAN

F.	Certification

The Plan certifies that the information contained in this Questionnaire is true, correct and complete to the best of its knowledge, information, and belief as of             , 20    .

The Plan agrees to advise Tidewater or its counsel of any changes in the information provided in this Questionnaire.

IN WITNESS WHEREOF, the Plan has executed this U.S. Citizenship Questionnaire on             , 20    .

Name of Plan

By:

Name:

Title:

PART VI – FOUNDATION

PART VI - FOUNDATION

A.	General Information

Name of Foundation:	(the “Foundation”)

State in which Organized:

Organizers of Foundation:

Address:

E-mail for Point of Contact:

Brief Description of the Purpose of the Foundation:

B.	Trustees, Fiduciaries, Directors, Officers, and Other Controlling Persons

1. Please provide the names, titles, and citizenship of all trustees, fiduciaries, directors, officers, or other persons with control over the Foundation:

Name*	Title	Citizenship

*	Note: If any of the trustees, fiduciaries, directors, officers, or other persons with control over the Foundation is a legal entity, please provide a completed Questionnaire for such entity.

PART VI – FOUNDATION

2. If applicable, please provide the number of trustees, fiduciaries, directors, officers, or other persons with control necessary to constitute a quorum for a meeting of any supervisory or governing body of the Foundation:

C.	Information Concerning Beneficiaries/Holders of Ownership Interests

1.	Briefly describe the beneficiaries of the Foundation.

2.	Please indicate whether the Foundation has stock or other ownership interests or units: (Check One) ☐ YES ☐ NO

If the answer to this question is yes, please complete the following table for each class or series of stock or other ownership interests or units and item D below:

Class or Series of Stock, Interests or Units	Number of Shares, Interests or Units Issued and Outstanding	Number of Holders of Stock, Interests or Units	Number of Holders of Stock, Interests or Units Who Own 5% or More thereof*	Description of Voting Rights

PART VI – FOUNDATION

*	Note: If any holder owns 5% or more of any class or series of stock, interests or units, please provide a completed Questionnaire from such holder.

D.	Citizenship of Holders

1. If the Foundation has less than 30 holders of stock, interests or units, please complete the following table for each class or series of stock, interests or units (if the Foundation has more than 30 holders, please skip this item and proceed to item D.2. below):

Class or Series of Stock, Interests or Units	Name of Holder*	Number of Shares, Interests or Units	Percent of Class or Series of Stock, Interests or Units	Citizenship

*	Note: If the Foundation has less than 30 holders and any holder is a legal entity, please provide a completed Questionnaire from such holder.

PART VI – FOUNDATION

2. If the Foundation has 30 or more holders of stock, interests or units, please complete the following table for each class or series of stock, interests or units:

Class or Series of Stock, Interests or Units	Number of Holders with Registered Addresses in the United States	Number of Shares, Interests or Units Held by Holders with Registered Addresses in the United States	Percentage of Shares, Interests or Units Held by Holders with Registered Addresses in the United States

E.	Information concerning Control over the Foundation

1.	Please advise whether there is any contract or understanding through which it is arranged that more than 25% of the voting power of the Foundation may be exercised, directly or indirectly, on behalf of any person who is not a Coastwise Citizen:

2.	Please advise whether there is any means whatsoever by which any interest in excess of 25% in the Foundation is conferred upon or permitted to be exercised by any person who is not a Coastwise Citizen:

3.	Please advise whether there is any trust or fiduciary obligation in favor of any person not a Coastwise Citizen over more than 25% of the interests in the Foundation:

4.	Please advise whether the Foundation has delegated authority to another entity through an investment advisor, investment management or similar agreement to take all actions in connection with the Foundation’s entry into financial investments and in connection with the administration, management, servicing, modification, work out, or enforcement of all such investments owned by the Foundation: If yes, please provide a completed Questionnaire from such investment advisor or investment manager.

PART VI – FOUNDATION

F.	Certification

The Foundation certifies that the information contained in this Questionnaire is true, correct and complete to the best of its knowledge, information, and belief as of             , 20    .

The Foundation agrees to advise Tidewater or its counsel of any changes in the information provided in this Questionnaire.

IN WITNESS WHEREOF, the Foundation has executed this U.S. Citizenship Questionnaire on             , 20    .

Name of Foundation

By:

Name:

Title:

PART VII - MUTUAL INSURANCE COMPANY

PART VII – MUTUAL INSURANCE COMPANY

A.	General Information

Name of Mutual Insurance Company:	(the “Company”)

State where Organized:

Address:

E-mail for Point of Contact:

B.	Officers, Directors, and Other Controlling Persons

1. Please provide the names, titles, and citizenship of (a) the Chairman of the Board of Directors, the Chief Executive Officer (by whatever title), and all other officers of the Company (e.g., the President or Vice President) and other persons who are authorized to act in the absence or disability of the Chairman or the Chief Executive Officer, (b) the Directors, and (c) any other persons (other than policyholders or members) with control over the Company:

Name*	Title	Citizenship

PART VII - MUTUAL INSURANCE COMPANY

Name*	Title	Citizenship

*	Note: If any of the officers, directors, or other persons with control over the Company is a legal entity, please provide a completed Questionnaire from such entity.

2. Please provide the number of directors necessary to constitute a quorum for a meeting of the Board of Directors of the Company:

C.	Information as to Ownership

1. Please complete the following table to provide a description of the basis for each type of member or policyholder – the descriptions of the policies below may be revised to reflect the Company’s specific insurance policies or annuity contracts:

Basis for Member or Policyholder Vote by Type of Insurance Policy or Annuity Contract Issued by the Company	Description of Voting Rights, including Number of Votes
Persons insured under an individual policy of life or endowment insurance

Holders of individual annuity contracts

Persons insured under variable life insurance policies and holders of variable annuity contracts and group annuity contracts

Persons insured under individual contracts of accident and health insurance, including disability income protection policies

Persons insured under other types of insurance policies or contracts not covered above – please include a description of such policies or contracts:

PART VII - MUTUAL INSURANCE COMPANY

2. Please provide the following additional information concerning voting rights:

(a) If there are any limitations on the number of votes that may be cast by the same member or policyholder, please describe such limitations below:

(b) If any of the voting rights of the members or policyholders of the Company are determined in accordance with state law, please provide a citation to that law below:

3. Please provide the following information regarding each type of insurance policy, annuity contract or other insurance contract that provides the basis for members or policyholders to have a voting right:

Type of Insurance Policy or Annuity or other Contract	Number of Policies or Contracts in Force	Number of Members or Policyholders	Number of Members or Policyholders Who Have 5% or More of Votes*

*	Note: If any member or policyholder has 5% or more of the votes, please provide a completed Questionnaire from such member or policyholder.

PART VII - MUTUAL INSURANCE COMPANY

D.	Citizenship of Members or Policyholders

Please complete the following table for each type of insurance policy, annuity contract or other insurance contract:

Type of Insurance Policy or Annuity or other Contract	Number of Members or Policyholders with Registered Addresses in the United States	Number of Votes Held by Members or Policyholders with Registered Addresses in the United States	Percentage of Votes Held by Members or Policyholders with Registered Addresses in the United States

E.	Information concerning Control over the Company

1.	Please advise whether there is any contract or understanding through which it is arranged that more than 25% of the voting power of the Company may be exercised, directly or indirectly, on behalf of any person who is not a Coastwise Citizen:

2.	Please advise whether there is any means whatsoever by which any interest in excess of 25% in the Company is conferred upon or permitted to be exercised by any person who is not a Coastwise Citizen:

3.	Please advise whether there is any trust or fiduciary obligation in favor of any person not a Coastwise Citizen with respect to more than 25% of the interests held by members or policyholders:

4.	Please advise whether the Company has delegated authority to another entity through an investment advisor, investment management or similar agreement to take all actions in connection with the Company’s entry into financial investments and in connection with the administration, management, servicing, modification, work out, or enforcement of all such investments owned by the Company: If yes, please provide a completed Questionnaire from such investment advisor or investment manager.

PART VII - MUTUAL INSURANCE COMPANY

F.	Certification

The Company certifies that the information contained in this Questionnaire is true, correct and complete to the best of its knowledge, information, and belief as of             , 20    .

The Company agrees to advise Tidewater or its counsel of any changes in the information provided in this Questionnaire.

IN WITNESS WHEREOF, the Company has executed this U.S. Citizenship Questionnaire on             , 20    .

Name of Company

By:

Name:

Title:

PART VIII – NON-COASTWISE CITIZEN

A.	General Information

Name of Entity:	(the “Entity”)

Jurisdiction of Organization:

Address:

E-mail for Point of Contact:

B.	Citizenship Status – Not a Coastwise Citizen

The Entity has reviewed the requirements to be a Coastwise Citizen and has concluded that it does not satisfy those requirements.

C.	Certification

The Entity agrees to advise Jones Walker LLP if it changes its conclusion with respect to its citizenship status as reflected in this Questionnaire.

IN WITNESS WHEREOF, the Entity has executed this U.S. Citizenship Questionnaire this      day of             , 20    .

Name of Entity

By:

Name:

Title: